UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 5, 2010
________________________________________________
Date of Report (Date of earliest event reported)

SIERRA RESOURCE GROUP, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

    NEVADA                                                               000-25301                                              88-0413922
 ____________________________                       ________________________        ___________________
     (State or other jurisdiction                                           (Commission File Number)                    (IRS Employer
           of incorporation)                                                                                                                                   Identification No.)

6586 Hypoluxo Rd., Suite 307
Lake Worth, Florida 33467
___________________________________________________
(Address of principal executive offices) (Zip Code)

(561) 369-1676
__________________________________________________
Registrant's telephone number, including area code

N/A
_____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[   ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) - (b) On May 5, 2010, Sierra Resource Group, Inc. (the “Company”) dismissed De Joya Griffith & Company, LLC (“De Joya”) as its independent registered public accountants, effective on that date. The Company engaged Tarvaran, Askelson & Company, LLP (“TAC”) as its new independent registered public accountants, effective May 5, 2010.  The decision to change accountants was recommended and approved by the Company’s board of directors.

The reports of De Joya on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years, there have not been any disagreements between the Company and De Joya, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of De Joya would have caused De Joya to make reference thereto in its reports on the Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the date of this report, neither the Company nor anyone acting on its behalf consulted with TAC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed other than that discussed above, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided De Joya with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that De Joya furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosure made herein.  A copy of the letter from De Joya confirming its agreement with the disclosure made herein is attached as Exhibit 16.01 hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.01   Letter from De Joya Griffith & Company, LLC to the Securities and Exchange Commission dated May 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                  SIERRA RESOURCE GROUP, INC.

Date:  May 10, 2010                            /s/ MICHAEL DOUGHERTY
                                  __________________________________________
                                  Michael Dougherty
                                  President

INDEX TO EXHIBITS

Exhibit No.     Description

16.01        Letter from De Joya Griffith & Company, LLC to the Securities and Exchange Commission dated May 7, 2010